Exhibit 99.2

November 9 - 12, 2008 EEI Financial Conference Paul M. Barbas President and Chief Executive Officer

EEI Financial Conference November 9 – 12, 2008 -1 - Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

EEI Financial Conference November 9 – 12, 2008 -2 - Current Environment 3rd Quarter 2008 Financial Results Liquidity, Cash Flow, and Capital Outlook Electric Security Plan Filing Generation Operations – Plant Performance – Fuel Update Earnings Guidance

3rd Quarter 2008 Financial Results November 9 - 12, 2008

EEI Financial Conference November 9 – 12, 2008 -4 - Earnings Per Share For the Three Months ended September 30, 2008 and 2007 Diluted 2008 2007 Earnings from Continuing Operations 0.42 $ 0.53 $ Earnings from Discontinued Operations - $ - $ Total Diluted 0.42 $ 0.53 $ Average Diluted Shares Outstanding 115.0 115.4 (in millions) Basic 2008 2007 Earnings from Continuing Operations 0.44 $ 0.56 $ Earnings from Discontinued Operations - $ - $ Total Diluted 0.44 $ 0.56 $ Average Diluted Shares Outstanding 109.9 108.0 (in millions) Three Months Ended September 30, Three Months Ended September 30, 3rd Quarter earnings drivers: – Lower retail and wholesale revenue due to lower sales volumes; and – Higher purchased power costs due to unplanned outages and economic purchases; offset by – Lower fuel costs due primarily to net gains realized on coal sales due to coal optimization.

Liquidity, Cash Flow, and Capital Outlook November 9 - 12, 2008

EEI Financial Conference November 9 – 12, 2008 -6 - Carefully monitoring credit developments in the financial marketplace – Diversified revolving credit facility – Credit risk management processes in place to manage counterparty risk and exposure Anticipate positive free cash flow going forward, given the completion of the scrubber projects and anticipated strong operating cash flow Strong liquidity position Liquidity and Cash Flow Credit Markets

EEI Financial Conference November 9 – 12, 2008 -7 - ($ in millions) (At September 30, 2008) Cash and Cash Equivalents $ 26.3 Restricted Funds 16.5 Short-term Investments 9.9 Total $ 52.7 Available Revolving Credit Facility 130.0 Total Liquidity $182.7 Total revolving credit facility is $220 million. At September 30, 2008, $90 million drawn on the revolving credit facility. Anticipate issuing $100M of variable rate demand notes and redeeming the $90 million draw in the 4th quarter 2008. Liquidity and Cash Flow

EEI Financial Conference November 9 – 12, 2008 -8 - $0 $100 $200 $300 2008 Estimate 2009 Estimate 2010 Estimate Base CCEM 2008 - 2010 Capital Outlook Construction Additions ($ in millions) 2008 – 2010 Estimated Total Base: $545 million CCEM*: $120 million Total: $665 million *Contingent upon PUCO approval of the CCEM programs.

Electric Security Plan November 9 - 12, 2008

EEI Financial Conference November 9 – 12, 2008 -10 - Electric Security Plan Filed October 10, 2008 Major Components of the filing – Standard Service Offer, including fuel – Customer Conservation and Energy Management (CCEM) – Alternative Energy Anticipate a ruling in 1st quarter 2009

EEI Financial Conference November 9 – 12, 2008 -11 - Electric Security Plan Maintain Current RSP Rate Structure – Residential Discount eliminated January 2009 – EIR increases in 2009 and 2010 Economic Development Fuel – Requested deferral of purchased power, fuel and fuel-related costs for 2009 and 2010 that exceed amount included in the 2005 RSP filing. – Requesting recovery of these costs over a 10 year period beginning in 2011. – Continue the coal optimization process at Stuart and Killen. Standard Service Offer

EEI Financial Conference November 9 – 12, 2008 -12 - Requesting approval for energy efficiency and demand response programs to meet targets established in SB 221. CCEM includes plans to deploy Advanced Metering Infrastructure and Smart Grid technologies system wide. CCEM deployment costs over the next several years include: – approximately $120 million of capital expenditures in 2009 and 2010, and – approximately $300 million total capital expenditures over the next seven years. Electric Security Plan Customer Conservation and Energy Management Programs

EEI Financial Conference November 9 – 12, 2008 -13 - Plans to meet SB 221 benchmarks – Short-term • Meet 2009 and 2010 targets by predominantly purchasing Renewable Energy Credits (RECs) – Mid to Long-term • Issued RFP for renewable projects • Looking at all possible alternatives • Will file Integrated Resource Plan in 2nd quarter 2009 Electric Security Plan Alternative Energy

Generation Operations November 9 - 12, 2008

EEI Financial Conference November 9 – 12, 2008 -15 - 8.1 22.8 6.9 8.8 5 10 15 20 25 Q3 2008 Q3 2007 EFOR (%) * DPL Operated consists of Stuart and Killen stations. 1,789 1,725 99 2,209 2,288 297 0 500 1,000 1,500 2,000 2,500 3,000 Q3 2008 Q3 2007 Generation (mwh) DPL Op* Partner Op Other Over 60% of the 3rd quarter generation (mwh) variance related to unplanned outages. Estimated impact of the Beckjord unplanned outage on gross margin: – 3rd quarter 2008: $13 million – YTD September 2008: $18-$20 million Plant Performance Third Quarter 2008

EEI Financial Conference November 9 – 12, 2008 -16 - Scrubber Program DPL managed scrubber program completed in second quarter 2008 Provides fuel flexibility through coal blending Stuart coal blend testing is ongoing Coal Burn %* ‘08 Est. Optimal* Stuart CAPP 85% 50% ILB 15% 50% Killen CAPP 33% 25% ILB 67% 75% *Actual burn percentages will vary depending on market conditions and availability for various coals. Fuel Update Coal Blending

EEI Financial Conference November 9 – 12, 2008 -17 - Despite lower than expected generation in the 3rd quarter and year to date September 2008, significant benefits have been realized through our coal optimization process. – Net gains realized on coal sales due to coal optimization: • 3rd Quarter 2008: $28 million • YTD September 2008: $40 million – Anticipate 4th quarter 2008 realized gains on coal sales due to coal optimization to be approximately $20 million. Fuel Update Coal Optimization

EEI Financial Conference November 9 – 12, 2008 -18 - Coal Hedged Position Currently 100% hedged through 2010 for our committed burn* Hedged position can be impacted by: – Changes in expected generation output; – Executing additional purchase contracts; and/or – Optimizing existing coal position Estimated Average Coal Costs (contract) 2008: $40/ton 2009: $45/ton Average costs have decreased from prior estimates due to coal optimization *Note: “Committed burn” is the amount of coal required to generate electricity for DP&L’s full requirement load and any forward power sales. Fuel Update Coal Hedged Position and Cost per Ton

November 9 - 12, 2008 Earnings Guidance

EEI Financial Conference November 9 – 12, 2008 -20 - Reaffirmed 2008 and 2009 Earnings Guidance 2008 EPS Range from Continuing Operations – Current Guidance: $2.00 to $2.20 per diluted share 2009 EPS Range from Continuing Operations – Current Guidance: $2.00 to $2.60 per diluted share

November 9 - 12, 2008 EEI Financial Conference